Exhibit 24.1
POWER OF ATTORNEY
     Each of the undersigned Directors of Pacific Gas and Electric Company (the “Company”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of the Company:
(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and
(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, we have signed these presents this 15th day of December, 2010.

/s/ David R. Andrews	/s/ Roger H. Kimmel

David R. Andrews	Roger H. Kimmel

/s/ Lewis Chew	/s/ Richard A. Meserve

Lewis Chew	Richard A. Meserve

/s/ C. Lee Cox	/s/ Forrest E. Miller

C. Lee Cox	Forrest E. Miller

/s/ Peter A. Darbee	/s/ Rosendo G. Parra

Peter A. Darbee	Rosendo G. Parra

/s/ Maryellen C. Herringer	/s/ Barbara L. Rambo

Maryellen C. Herringer	Barbara L. Rambo

/s/ Christopher P. Johns	/s/ Barry Lawson Williams

Christopher P. Johns	Barry Lawson Williams

POWER OF ATTORNEY
     Christopher P. Johns, the undersigned, President of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President (principal executive officer) of the Company:
(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.

/s/ Christopher P. Johns
Christopher P. Johns

POWER OF ATTORNEY
     Sara A. Cherry, the undersigned, Vice President, Finance and Chief Financial Officer of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Vice President, Finance and Chief Financial Officer (principal financial officer) of the Company:
(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.

/s/ Sara A. Cherry
Sara A. Cherry

POWER OF ATTORNEY
     Dinyar B. Mistry, the undersigned, Vice President and Controller of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Company:
(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.

/s/ Dinyar B. Mistry
Dinyar B. Mistry